Thornburg
                                     New Mexico
                                    Intermediate
                               Municipal Fund Annual Report
                            September 30, 1997

                           INVESTMENT MANAGER
                     Thornburg Management Company, Inc.
                           119 East Marcy Street
                             Santa Fe, NM 87501
                               (800) 847-0200



                           PRINCIPAL UNDERWRITER
                      Thornburg Securities Corporation
                           119 East Marcy Street
                             Santa Fe, NM 87501
                               (800) 847-0200
This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information. Performance data quoted represent past performance and are not indicative of future results.

                             Thornburg New Mexico
                        Intermediate Municipal Fund

                                   Thornburg
                           New Mexico Intermediate
                                Municipal Fund
                                   A Shares
SEC Yield                            3.99%
Taxable Equiv. Yield                 7.22%
NAV                                 $13.28
Max. Offering Price                 $13.76


1 Year                               2.82%
5 Year                               5.18%
Since Inception                      6.21%

(Inception date)                   ( 6/18/91)



               The taxable equivalent yield assumes a 39.6% marginal federal tax rate and an 8.50% marginal New Mexico rate.

  The investment return and principal value of an investment in the fund will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.

Maximum sales charge of the Fund's Class A Shares is 3.50%.
The Fund's Class C Shares were converted to Class A Shares on January 31, 1996.

           The data quoted represent past performance and may not be construed as a guarantee of future results.

l e t t e r  t o  s h a r e h o l d e r s
119 East Marcy Street, Santa Fe, New Mexico 87501 l (505) 984-0200

November 6, 1997

Dear Fellow Shareholder:

I am pleased to present the Annual  Report for the  Portfolio of  Thornburg  New
Mexico Intermediate Municipal Fund for the fiscal year ending September 30, 1997. The net asset value of the A shares increased 19 cents per share to $13.28 during the year. If you were with us for the entire period, you received dividends of 64.2 cents per share. If you reinvested your dividends, you received 65.7 cents per share.

Your Thornburg New Mexico Intermediate Municipal Fund portfolio currently holds over 140 municipal obligations from borrowers in New Mexico and 3 U.S. Territories. Approximately 91% of the bonds are rated A or better by one of the major rating agencies. As you know, we "ladder" the maturities of the bonds in your portfolio so that some bonds are scheduled to mature at par during each of the coming years. Today, your fund's weighted average maturity is approximately
6.2 years, and we always keep it below 10 years. Percentages of the portfolio maturing in the coming years are summarized below:

     % of portfolio maturing within             Cumulative % maturing by end of

                      2 years = 19%                        year 2 = 19%
                 2 to 4 years = 13%                        year 4 = 32%
                 4 to 6 years = 23%                        year 6 = 55%
                 6 to 8 years = 18%                        year 8 = 73%
                8 to 10 years = 17%                       year 10 = 90%
               10 to 12 years = 6%                        year 12 = 96%
               12 to 14 years = 2%                        year 14 = 98%
               14 to 16 years = 2%                        year 16 = 100%

Over the last year your average portfolio maturity has shortened a bit. The passage of time shortened the largely stable beginning portfolio. We directed portfolio cash flow and new money into the middle maturity range of your bond ladder. Today we are managing the portfolio to keep the average maturity approximately where it is. We will stick with this approach if interest rates remain stable or decrease. If bond yields increase, we will likely extend the average portfolio maturity to approximately nine years. This would permit us to increase our income yields if higher yields are available.

For the past 3 years Americans have been net sellers of municipal and government bonds. Investment dollars have flowed instead to equities, money market investments, and overseas opportunities. A combination of sharp volatility in equity markets worldwide and deflationary winds blowing from Asia appears to be rekindling the appetite of U.S. investors for bond investing. The U.S. bond market has played the role of "safe haven" for foreign investors for some time. Perhaps it will assume that role for American investors, too!

We are all subject to more discussion than is necessary or productive about the U.S. economy and Alan Greenspan. Leaving aside the month to month microanalysis of each economic statistic, I believe any observer must be impressed by the fundamental strength of the broad U.S. economy. More people than ever before are working. Wages are firm. Tax receipts are off the charts! There will always be dislocations here and there, but for the most part Americans are very, very busy. The strong economy has generally been good for municipal New Mexico as well, although in some respects we do not move in lock step with the rest of the country. In its recent annual survey of city fiscal conditions, the National League of Cities reported that two-thirds of U.S. cities say they are better able to meet their financial needs this year than last. There is one possible cloud: as Washington hands increasing responsibility for implementing mandated programs to state and local governments, a few entities may have significant problems managing through the transition.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your fund to perform well in varying interest rate environments. Your fund has earned Morningstar's 4 star overall rating for risk adjusted performance. The bond bulls are not worried about risk now. They are recommending the purchase of very long maturity bonds on the theory that inflation is dead and interest rates will drop further. We will continue to seek the good balance of risk and return.
Thank you for investing in Thornburg New Mexico Intermediate Municipal Fund.

Sincerely,




Brian J. McMahon
Portfolio Manager














**Morningstar proprietary rating reflects historical risk adjusted performances as of 9/30/97. Ratings are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five star (highest). Morningstar overall ratings are calculated from the funds' three-, five-, and ten year average annual returns and a risk factor that reflects fund performance relative to three month Treasury bill returns. 10% of the funds in an investment category receive five stars and 22.5% receive four stars. THNMX is ranked 4-Stars for the 3 year period and 4-Stars for the 5 year period ending 9/30/97. At 9/30/97, there were 1,374 bond funds with 3-year ratings and 668 with 5-year ratings in Morningstar's Municipal Single State Intermediate category. Past performance is no guarantee of futuire results.

s t a t e m e n t  o f  a s s e t s  a n d  l i a b i l i t i e s
Thornburg New Mexico Intermediate Municipal Fund
September 30, 1997


ASSETS

Investments, at value (cost $138,275,052)               $ 144,965,168
Cash                                                           72,015
Recivable for fund shares sold                                139,907
Interest receivable                                         2,241,073
Prepaid expenses and other assets                                 504

TOTAL ASSETS                                              147,418,667
LIABILITIES

Payable for investments purchased                           1,105,000
Payable for fund shares redeemed                               48,352
Accounts payable and accrued expenses                         136,542
Payable to investment adviser                                  69,568
Dividends payable                                             209,024

TOTAL LIABILITIES                                           1,568,486
NET ASSETS                                              $ 145,850,181

NET ASSET VALUE:

Class A Shares:
Net asset value and redemption price per share
($145,850,181 applicable to 10,985,147 shares of
beneficial interest outstanding - Note 4)                      $13.28

Maximum sales charge, 3.50% of offering
price (3.63% of net asset value per share)                        .48

Maximum Offering Price Per Share                                $13.76

See notes to financial statements.


s t a t e m e n t  o f  o p e r a t i o n s
Thornburg New Mexico Intermediate Municipal Fund
Year Ended September 30, 1997

INVESTMENT INCOME
Interest income (net of premium amortized
of $311,606)                                              $ 7,857,338

EXPENSES
Investment advisory fees (Note 3)                             668,697
Administration fees (Note 3)                                  167,174
Service fees (Note 3)                                         328,762
Custodian fees                                                 98,597
Transfer agent fees                                            79,918
Professional fees                                              25,113
Accounting fees                                                13,424
Trustee fees                                                    5,384
Registration and filing fees                                      699
Other expenses                                                 11,378

TOTAL EXPENSES                                              1,399,146
Less:
Expenses reimbursed by investment adviser (Note 3)            (61,752)

NET EXPENSES                                                1,337,394

NET INVESTMENT INCOME                                       6,519,944


REALIZED AND UNREALIZED
GAIN ON INVESTMENTS (NOTE 5)
Net realized gain on investments sold                          47,136
Increase in unrealized appreciation of investments          1,882,098

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS                                         1,929,234

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                           $ 8,449,178

See notes to financial statements.

s t a t e m e n t s o f c h a n g e s i n n e t a s s e t s
Thornburg New Mexico Intermediate Municipal Fund


                                         Year Ended            Year Ended
                                       September 30, 1997   September 30, 1996
INCREASE (DECREASE) IN
NET ASSETS FROM:

OPERATIONS:
Net investment income                         $6,519,944         $6,381,032
Net realized gain (loss) on investments sold      47,136            (21,671)
Increase (decrease) in unrealized
appreciation of investments                    1,882,098           (320,678)

         NET INCREASE IN NET
         ASSETS RESULTING FROM OPERATIONS      8,449,178          6,038,683

DIVIDENDS TO SHAREHOLDERS:
From net investment income
  Class A Shares                              (6,519,944)        (6,378,163)
  Class C Shares                                  --                 (2,869)

FUND SHARE TRANSACTIONS-- (Note 4)
  Class A Shares                              12,614,019         (5,090,560)
  Class C Shares                                  --               (143,365)

NET INCREASE (DECREASE) IN NET ASSETS         14,543,253         (5,576,274)
NET ASSETS:

         Beginning of year                   131,306,928        136,883,202

         End of year                        $145,850,181       $131,306,928

See notes to financial statements.

n o t e s  t o  f i n a n c i a l  s t a t e m e n t s

Thornburg New Mexico Intermediate Municipal Fund

Note 1 - ORGANIZATION

Thornburg New Mexico Intermediate Municipal Fund (the "Fund"), is a series of Thornburg Investment Trust (the "Trust". The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing six classes of shares of beneficial interest in addition to those of the Fund:
Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund and Thornburg Value Fund. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund's investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital.

The Fund currently offers only one class of shares of beneficial interest, Class A shares. On January 31, 1996, all existing Class C shares were converted at net asset value, without the imposition of a deferred sales charge, into Class A shares of an equivalent value.The Fund no longer offers Class B or Class C shares. Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares were sold at net asset value without a sales charge at the time of purchase, but were subject to a service fee and a distribution fee, and (iii) the respective classes have different reinvestment privileges. Additionally, each Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Class specific expenses of the Fund were limited to distribution fees, administration fees and certain transfer agent expenses.

Note 2 - SIGNIFICANT ACCOUNTING POLICIES Significant accounting policies of the Fund are as follows:

Valuation of Investments: In determining net asset value, the Fund utilizes an independent pricing service approved by the Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore no provision for Federal income tax is required. Dividends paid by the Fund for the year ended September 30, 1997 represent exempt interest dividends which are excludable by shareholders from gross income for Federal income tax purposes.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining the Fund's net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net capital gains, to the extent available, will be distributed annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.



Thornburg New Mexico Intermediate Municipal Fund

Note 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Management Company, Inc. (the "Adviser") serves as the investment adviser and performs services for which the fees are payable at the end of each month. For the year ended September 30, 1997, these fees were payable at annual rates ranging from 1/2 of 1% to 11/40 of 1% of the average daily net assets of the Fund, depending on the Fund's asset size. The Fund also has an Administrative Services Agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets attributable to each class of shares. For the year ended September 30, 1997, the Adviser voluntarily reimbursed certain operating expenses amounting to $61,752.

The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of Fund shares. For the year ended September 30, 1997, the Distributor earned commissions aggregating $37,140 from the sale of Class A shares.

Pursuant to a Service Plan, under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Adviser an amount not to exceed .25 of 1% per annum of the average net assets attributable to each class of shares of the Fund for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own funds additional expenses for distribution of the Fund's shares.

Certain officers and trustees of the Trust are also officers and/or directors of the Adviser and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

Note 4 - SHARES OF BENEFICIAL INTEREST:

At September 30, 1997, there were an unlimited number of shares of beneficial interest authorized, and capital paid-in aggregated $139,870,441. Transactions in shares of beneficial interest were as follows:

                              Year Ended                        Year Ended
                         September 30, 1997                September 30, 1996

Class A Shares               Share         Amount      Shares          Amount
Shares sold                2,547,704  $33,589,237    1,300,328      $17,051,801
Shares issued to shareholders
     in reinvestment of
     distributions           311,386    4,074,878      320,921        4,210,070
Shares repurchased        (1,904,494) (25,050,096)  (2,011,202)     (26,352,431)

Net Increase (Decrease)      954,596  $12,614,019     (389,953)     ($5,090,560)

Class C Shares
Shares sold                    --          --            6,829          $90,000
Shares issued to shareholders
     in reinvestment of
     distributions             --          --              153            2,031
Shares repurchased                                     (17,739)        (235,396)

Net Decrease                   --          --          (10,757)       ($143,365)



Note 5 - SECURITIES TRANSACTIONS

For the year ended September 30, 1997, the Fund had purchase and sale transactions (excluding short-term securities) of $20,196,571 and $13,122,778, respectively.

The cost of investments for Federal income tax purposes is $138,303,130. At September 30, 1997, net unrealized appreciation of investments was $6,662,038, resulting from $6,710,252 gross unrealized appreciation and $48,214 gross unrealized depreciation.

Accumulated net realized losses from securities transactions included in net assets at September 30, 1997 aggregated $710,376.

For tax purposes, the Fund has realized capital loss carryforwards of $681,637 as of September 30, 1997 available to offset future realized capital gains. To the extent that such carryforwards are used, no capital gains distributions will be made. The carryforwards expire as follows: September 30, 2003 - $126,738, and September 30, 2004 - $554,899.



Thornburg New Mexico Intermediate Municipal Fund

Per share operating performance
(for a share outstanding
throughout the year)
                                                                                             Year Ended September 30,
                                                              1997           1996           1995           1994          1993

Class of Shares:                                                A              A             A              A             A

Net asset value, beginning of year                             $13.09         $13.12         $12.72         $13.36       $12.64
Income from investment operations:
Net investment income                                             .64            .63            .60            .60          .65
Net realized and unrealized
     gain (loss) on investments                                   .19           (.03)           .40           (.63)         .72
Total from investment operations                                  .83            .60           1.00           (.03)        1.37
Less dividends from:
     Net investment income                                       (.64)          (.63)          (.60)          (.60)        (.65)
     Realized capital gains                                     --             --             --              (.01)       --
Change in net asset value                                         .19           (.03)           .40           (.64)         .72

Net asset value, end of year                                   $13.28         $13.09         $13.12         $12.72       $13.36
Total return (a)                                               6.51%          4.68%          8.10%          (.26%)      10.96%

Ratios/Supplemental Data Ratios to average net assets:
     Net investment income                                     4.88%          4.81%          4.71%          4.58%        4.95%
     Expenses, after expense reductions                        1.00%          1.00%          1.00%           .90%         .61%
     Expenses, before expense reductions                       1.05%          1.07%          1.06%          1.04%        1.01%

Portfolio turnover rate                                       10.06%         10.88%         17.06%          6.87%       10.33%
Net assets
     at end of year(000)                                      $145,850       $131,307        $136,742       $143,910     $128,590

(a) Sales loads are not reflected in computing total return.
Note: From September 1, 1994 to September 28,1995 the Fund issued class B shares, which at the time of their conversion to Class A shares on September 28, 1995 represented less than 1% of the Fund's net assets.

Thornburg New Mexico Intermediate Municipal Fund

Per share operating performance
(for a share outstanding                       Four Month                                       Period from
throughout the period)                         Period Ended           Year Ended              September 1, (a)
                                                January 31,          September 30,           to September 30,
                                                  1996                   1995                      1994
Class of Shares:                                    C*                     C                       C

Net asset value, beginning of period              $13.12                $12.71                   $12.87
Income from investment operations:
Net investment income                                .19                   .52                      .04
Net realized and unrealized
      gain (loss) on investments                     .15                   .41                     (.16)
Total from investment operations                     .34                   .93                     (.12)
Less distributions from:
      Net investment income                         (.19)                 (.52)                    (.04)
Change in net asset value                            .15                   .41                     (.16)

Net asset value, end of period                    $13.27                $13.12                   $12.71

Total return (b)                                 2.57%                    7.48%                   (.90%)

Ratios/Supplemental Data Ratios to average net assets:
      Net investment income                     4.22%(c)                  4.05%                  3.49%(c)
      Expenses, after expense reductions        1.40%(c)                  1.66%                  1.74%(c)
      Expenses, before expense reductions      13.03%(c)                 15.86%                 21.92%(c)
Portfolio turnover rate                        10.88%                    17.06%                  6.87%
Net assets
     at end of period (000)                        $0                     $141                     $59

(a) Commencement of operations.
(b) Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(c) Annualized.
 *On January 31, 1996, all Class C shares were converted into Class A shares.

s c h e d u l e  o f   i n v e s t m e n t s
Thornburg New Mexico Intermediate Municipal Fund
September 30, 1997  CUSIP:  Class A - 885-215-301;
NASDAQ Symbol: Class A - THNMX

 Principal                                                                                          Credit Rating+
  Amount       Issuer-Description                                                                     Moody's/S&P        Value
  $896,000     Albuquerque Mortgage Obligation Revenue Series B-2, 0% due 5/15/11 (Insured: FGIC)         Aaa/AAA         $354,108
    50,000     Albuquerque Gross Receipts Tax Revenue, 6.20% due 7/1/05                                   Aaa/AAA          54,025
 1,000,000     Albuquerque Gross Receipts Tax Revenue, 5.375% due 7/1/01 (Bluewater Apartments Project)     NR/NR       1,005,800
 1,280,000     Albuquerque Gross Receipts and Lodger's Tax, 0% due 7/1/02 (Insured: FSA)                  Aaa/AAA       1,036,954
 1,520,000     Albuquerque Gross Receipts and Lodger's Tax, 0% due 7/1/03 (Insured: FSA)                  Aaa/AAA       1,174,702
 2,035,000     Albuquerque Gross Receipts and Lodger's Tax, 0% due 7/1/05 (Insured: FSA)                  Aaa/AAA       1,421,692
 2,000,000     Albuquerque Gross Receipts and Lodger's Tax, 0% due 7/1/12 (Insured: FSA)                  Aaa/AAA         913,880
   500,000     Albuquerque Gross Receipts and Lodger's Tax, 3.45% due 7/1/22, put 10/7/97
               (weekly demand notes) (LOC: Canadian Imperial Bank)                                         Aa3/AA         500,000
   200,000     Albuquerque Gross Receipts and Lodger's Tax, 4.15% due 7/1/23, put 10/7/97
               (weekly demand notes) (LOC: Canadian Imperial Bank)                                         Aa3/AA         200,000
 1,000,000     Albuquerque Hospital Revenue Series 1991-A, 6.375% due 5/15/04
               (St. Joseph's Health Care Project; Insured: MBIA)                                          Aaa/AAA       1,079,730
   300,000     Albuquerque Hospital Revenue, 6.625% due 5/15/10
               (St. Joseph's Health Care Project; Insured: MBIA)                                          Aaa/AAA         326,148
 2,000,000     Albuquerque Hospital Revenue Series 1992, 5.60% due 8/1/99 (Insured: MBIA)                 Aaa/AAA       2,054,560
   335,000     Albuquerque Hospital Revenue Series A, 5.80% due 8/1/00
               (Presbyterian Health Care Project; Insured: MBIA)                                          Aaa/AAA         349,171
 2,500,000     Albuquerque Hospital System Refunding Revenue Series 1992-A, 6.10% due 8/1/02
               (Presbyterian Health Care Project; Insured: MBIA)                                          Aaa/AAA       2,687,650
 1,040,000     Albuquerque Hospital System Refunding Revenue Series 1992-B, 6.20% due 8/1/02
               (Presbyterian Health Care Project; Insured: MBIA)                                          Aaa/AAA       1,066,686
 1,775,000     Albuquerque Hospital System Refunding Revenue Series 1992-B, 6.60% due 8/1/07
               (Presbyterian Health Care Project; Insured: MBIA)                                          Aaa/AAA       1,825,694
 2,400,000     Albuquerque Industrial Development Revenue Bond, Series 1997, 5.80% due 6/1/07
               (Universal Printing and Publishing; LOC: First Security Bank)                                A1/NR       2,448,864
 1,000,000     Albuquerque Water and Sewer System Revenue Refunding Series B, 6.95% due 7/1/02              A1/AA       1,087,440
 1,500,000     Albuquerque Water and Sewer Revenue, 7.00% due 7/1/03                                        A1/AA       1,633,095
 1,750,000     Albuquerque Water and Sewer Revenue Series 1990-C, 7.00% due 7/1/05                          NR/AA       1,894,305
   600,000     Albuquerque Water and Sewer Revenue, 6.25% due 7/1/08                                        A1/AA         649,308
 1,210,000     Albuquerque MFHR Series 1991, 8.50% due 7/1/21, put 7/1/01 (Beach Apartments Project)        NR/NR       1,241,194
 2,955,000     Albuquerque MFHR Series 1994, 6.75% due 1/1/24, put 1/1/04 (Dorado Village Project)         NR/AAA       2,929,469
   250,000     Albuquerque Refuse Removal and Disposal Rev., 6.80% due 7/1/98 (Insured: AMBAC)            Aaa/AAA         255,450
   290,000     Albuquerque Revenue Refunding Bonds Series 1993, 5.00% due 6/1/01
               (Evangelical Lutheran Good Samaritan Society Project; Insured: FSA)                        Aaa/AAA         297,598
   305,000     Albuquerque Revenue Refunding Bonds Series 1993, 5.10% due 6/1/02
               (Evangelical Lutheran Good Samaritan Society Project; Insured: FSA)                        Aaa/AAA         315,074
   170,000     Albuquerque Revenue Refunding Bonds Series 1993, 5.20% due 6/1/03
               (Evangelical Lutheran Good Samaritan Society Project; Insured: FSA)                        Aaa/AAA         176,834
   995,000     Albuquerque Special Assessment District Series A, 6.45% due 1/1/15
               (Cottonwood Mall Project; LOC: Sumitomo Bank)                                                NR/A+         997,945
   125,000     Albuquerque Special Assessment District No. 219 Series B, 5.65% due 7/1/01
               (Water and Sewer Improvement Project; LOC: Sumitomo Bank)                                     NR/A         125,199
   405,000     Albuquerque Special Assessment District No. 219 Series B, 5.75% due 7/1/02
               (Water and Sewer Improvement Project; LOC: Sumitomo Bank)                                     NR/A         405,591
 4,500,000     Bernalillo County Multifamily Housing Revenue Series 1994-A, 6.50% due 10/1/19,
               put 10/1/06 (Village Apartments Project; Insured: AXA Reinsurance Co.)                       NR/AA       4,758,840
 2,300,000     Bernalillo Multifamily Housing Revenue Series 1988, 5.80% due 11/1/25, put 11/1/06
               (Sunchase Apartments Project; Insured: AXA Reinsurance Co.)                                  NR/AA       2,383,559
   500,000     Bloomfield Gross Receipts Tax Revenue Series 1992-B, 6.50% due 8/1/07                       Baa/NR         519,585
   415,000     Cibola County Gross Receipts Tax Revenue, 5.70% due 11/1/07 (Insured: AMBAC)               Aaa/AAA         447,665
   495,000     Cibola County Gross Receipts Tax Revenue, 5.875% due 11/1/08 (Insured: AMBAC)              Aaa/AAA         540,758
   555,000     Cibola County Gross Receipts Tax Revenue, 6.00% due 11/1/10 (Insured: AMBAC)               Aaa/AAA         609,490
 1,500,000     Dona Ana County Gross Receipts Tax Refunding and Improvement Series 1993,
               5.875% due 6/1/09 (Insured: Asset Guaranty)                                                  NR/AA       1,589,505
 1,000,000     Dona Ana County Gross Receipts Tax, 6.00% due 6/1/14 (Insured: Asset Guaranty)               NR/AA       1,037,820
   330,000     Dona Ana County Subordinated Gross Receipts Tax Revenue, 6.125% due 6/1/03                   NR/NR         333,495
   260,000     Dona Ana County Subordinated Gross Receipts Tax Revenue, 6.25% due 6/1/04                    NR/NR         263,112
   510,000     Espanola Gross Receipts Tax Revenue, 7.10% due 3/1/02 (Insured: MBIA)                      Aaa/AAA         522,158
   550,000     Espanola Gross Receipts Tax Revenue, 7.20% due 3/1/03 (Insured: MBIA)                      Aaa/AAA         563,338
 1,015,000     Farmington Hospital Revenue Bonds, 5.00% due 6/1/01
               (San Juan Regional Medical Center; Insured: AMBAC)                                         Aaa/AAA       1,039,167
 6,850,000     Farmington Pollution Control Series 1994, 3.80% due 9/01/24, put 10/1/97
               (daily demand note) (Insured: Barclays)                                                   P-1/A-1+       6,850,000
   750,000     Farmington Utility System Refunding Revenue, 5.20% due 5/15/00 (Insured: FGIC)             Aaa/AAA         769,545
   775,000     Gallup Pollution Control Revenue Refunding, 6.20% due 8/15/03
               (Plains Electric Generation Project; Insured: MBIA)                                        Aaa/AAA         844,393
 1,500,000     Gallup Pollution Control Revenue Refunding Series 1992, 6.45% due 8/15/06 (Insured: MBIA   Aaa/AAA       1,646,655
   500,000     Gallup Sales Tax Revenue Sinking Fund Bonds, 6.75% due 6/1/06 (Insured: MBIA)              Aaa/AAA         527,310
 1,000,000     Guam Limited Obligation Highway Series 1992-A, 5.50% due 5/1/99
               (Insured: FSA)                                                                              NR/AAA       1,022,640
   280,000     Hidalgo County Municipal School District of Lordsburg, 6.875% due 7/1/00                     NR/NR         292,659
   300,000     Hidalgo County Municipal School District of Lordsburg, 6.875% due 7/1/01                     NR/NR         316,797
   315,000     Hidalgo County Municipal School District of Lordsburg, 6.875% due 7/1/02                     NR/NR         335,434
 2,500,000     Jicarilla Apache Tribe Tribal Refunding Revenue Bonds, 7.75% due 7/1/05                       NR/A       2,531,225
 1,175,000     Las Cruces Gross Receipts Refunding Revenue, 5.45% due 12/1/99                                 A/A       1,207,783
   625,000     Las Cruces Gross Receipts Refunding Revenue, 5.85% due 12/1/01                                 A/A         660,844
 1,500,000     Las Cruces Gross Receipts Refunding Revenue Series 1992, 6.25% due 12/1/05                     A/A       1,605,180
   420,000     Las Cruces Joint Utility Refunding and Improvement Revenue, 6.50% due 7/1/07                 A1/NR         479,976
   780,000     Las Cruces Joint Utility Refunding and Improvement Revenue, 6.50% due 7/1/07                  A1/A         864,669
 1,160,000     Las Cruces Municipal Sales Tax Revenue Series 1991, 6.50% due 12/1/06                         A/NR       1,233,150
   380,000     Las Cruces Gross Receipts Tax Revenue Series 1995, 6.00% due 6/1/01
               (South Central Solid Waste Authority Project)                                                 NR/A         399,186
    45,000     Lordsburg Gross Receipts and Lodgers Tax Revenue, 8.125% due 12/1/97                         NR/NR          45,261
   230,000     Lordsburg Gross Receipts and Lodgers Tax Revenue, 8.625% due 12/1/02                         NR/NR         233,809
 1,150,000     Lordsburg Pollution Control Revenue, 6.50% due 4/1/13 (Phelps Dodge Project)                 A2/A-       1,233,225
 3,445,000     Los Alamos County Utility System Revenue Refunding Series A, 6.00% due 7/1/08
               (Insured: FSA)                                                                             Aaa/AAA       3,732,830
   350,000     Milan General Obligation Sanitary Sewer Series 1994, 7.00% due 9/1/13                        NR/NR         376,110
 2,870,000     New Mexico Educational Assistance Foundation Revenue, 6.70% due 4/1/02
               (Insured: AMBAC)                                                                           Aaa/AAA       3,044,381
   400,000     New Mexico Educational Assistance Foundation Revenue, 6.05% due 12/1/00                     Aaa/NR         411,076
 1,000,000     New Mexico Educational Assistance Foundation Revenue, 6.20% due 12/1/01                     Aaa/NR       1,039,620
   655,000     New Mexico Educational Assistance Foundation Revenue, 6.45% due 12/1/04                     Aaa/NR         688,156
 1,040,000     New Mexico Educational Assistance Foundation Revenue, 6.85% due 12/1/05                       A/NR       1,108,734
   145,000     New Mexico Educational Assistance Foundation Revenue, 5.20% due 12/1/01                    Aaa/AAA         147,652
   105,000     New Mexico Student Loan Revenue, 5.55% due 12/1/01                                            A/NR         107,498
 2,340,000     New Mexico Educational Assistance Foundation Revenue, 6.65% due 3/1/07                      Aaa/NR       2,493,130
   750,000     New Mexico Educational Assistance Foundation Revenue, 5.50% due 11/1/03                       A/NR         761,182
   970,000     New Mexico MFA MFHR Series 1991-C, 6.75% due 7/1/11                                         NR/AAA         981,494
 1,390,000     New Mexico MFA MFHR Series 1991-C, 6.75% due 7/1/11                                         NR/AAA       1,406,471
   325,000     New Mexico MFA SFMR Series A, 7.00% due 7/1/14                                               A1/A+         225,063
 1,751,594     New Mexico MFA SFMR Series A, 0% due 7/1/15                                                  Aa/A+         284,722
    85,000     New Mexico MFA SFMR Series C, 7.80% due 7/1/99 (Insured: FGIC)                             Aaa/AAA          87,350
    95,000     New Mexico MFA SFMR Series A, 6.50% due 3/1/98                                               Aa/NR          95,721
   580,000     New Mexico MFA SFMR Series A-1, 6.05% due 1/1/00                                             Aa/AA         595,904
   585,000     New Mexico MFA SFMR Series A-1, 6.05% due 7/1/00                                             Aa/AA         604,387
   245,000     New Mexico MFA SFMR Series A-2, 6.20% due 1/1/01                                             Aa/AA         252,784
   590,000     New Mexico MFA SFMR Series 1992-A-1, 6.30% due 1/1/02                                        Aa/AA         616,019
 4,615,000     New Mexico MFA SFMR Series 1992-A-1, 6.85% due 7/1/10                                        Aa/AA       4,845,796
 1,060,000     New Mexico MFA SFMR Series 1992-A-1, 6.90% due 7/1/08                                       NR/AAA       1,111,590
 3,000,000     New Mexico State Tax & Revenue Anticipation Notes, 4.50% due 6/30/98                     MIG1/SP1+       3,015,600
 1,195,000     New Mexico Equipment Loan Council Hospital Revenue, 7.50% due 6/1/02
               (San Juan Regional Medical Center, Inc. Project)                                              A/NR       1,343,873
 1,490,000     New Mexico Equipment Loan Council Hospital Revenue, 7.80% due 6/1/05, prerefunded 6/1/01
               (San Juan Regional Medical Center, Inc. Project)                                              A/NR       1,690,643
   225,000     New Mexico Equipment Loan Council Hospital Revenue, 7.90% due 6/1/11, prerefunded 6/1/01
               (San Juan Regional Medical Center, Inc. Project)                                              A/NR         256,054
   575,000     New Mexico Equipment Loan Council Hospital Revenue, 7.80% due 6/1/06, prerefunded 6/1/01
               (San Juan Regional Medical Center, Inc. Project)                                              A/NR         652,429
 2,030,000     New Mexico Hospital Equipment Loan Council Revenue, 6.40% due 6/1/09
               (Memorial Medical Center Project)                                                             A/NR       2,234,604
   390,000     New Mexico State University Revenue, 5.85% due 4/1/99                                        A1/AA         400,191
   380,000     New Mexico State University Revenue, 5.85% due 4/1/00                                        A1/AA         394,748
   335,000     New Mexico State University Revenue, 5.85% due 4/1/01                                        A1/AA         351,830
 1,050,000     Northern Mariana Islands Ports Authority Airport Rev. Series 1987-B, 6.90% due 10/1/01       A2/NR       1,068,322
   555,000     Northern Mariana Islands Ports Authority Airport Rev. Series 1987-B, 7.00% due 10/1/02       A2/NR         564,735
   750,000     Puerto Rico Public Improvement Revenue, 6.60% due 7/1/04                                    Baa1/A         838,058
 1,300,000     Puerto Rico Highway and Transportation Authority Highway Revenue, 5.70% due 7/1/98          Baa1/A       1,317,537
 2,000,000     Puerto Rico Public Building Authority Revenue, 6.10% due 7/1/00                             Baa1/A       2,098,200
 1,500,000     Puerto Rico Electric Power Revenue Refunding Series 1992-Q, 5.70% due 7/1/00                Baa1/A       1,558,200
   100,000     Questa Independent School Dist. #9 G.O. School Bldg., 8.50% due 10/1/00                      NR/NR         104,459
   150,000     Rio Grande Natural Gas Association Natural Gas System Revenue, 5.00% due 7/1/00          Baa1/BBB+         151,950
   375,000     Rio Rancho Gross Receipts Tax Revenue Series 1995-A, 5.50% due 12/1/00 (Insured: FSA)      Aaa/AAA         389,302
   440,000     Rio Rancho Gross Receipts Tax Revenue Series 1995-A, 5.50% due 12/1/03 (Insured: FSA)      Aaa/AAA         464,658
   500,000     Rio Rancho Water and Wastewater System, 8.00% due 5/15/02 (Insured: FSA)                   Aaa/AAA         574,775
 1,000,000     Rio Rancho Water & Wastewater Series 1995-A, 6.50% due 5/15/06 (Insured: FSA)              Aaa/AAA       1,131,670
 1,000,000     San Juan County Gross Receipts / Gasoline Tax Refunding Revenue Series 1994-B,
               7.00% due 9/15/09, pre-refunded 9/15/04 @101                                                  A/NR       1,161,490
 1,000,000     San Juan County Central Consolidated School District # 22, 5.625% due 8/15/02 (Insured:    Aaa/AAA       1,059,010
   115,000     Sandoval County Gross Receipts Tax Refunding Revenue Series 1992, 7.00% due 11/1/07        Baa1/NR         125,480
   125,000     Sandoval County Gross Receipts Tax Refunding Revenue Series 1992, 7.00% due 11/1/08        Baa1/NR         136,099
   135,000     Sandoval County Gross Receipts Tax Refunding Revenue Series 1992, 7.00% due 11/1/09        Baa1/NR         146,671
   145,000     Sandoval County Gross Receipts Tax Refunding Revenue Series 1992, 7.00% due 11/1/10        Baa1/NR         157,535
   340,000     Santa Fe County Office and Training Facilities Project Revenue
               Series 1990, 9.00% due 7/1/01 (Escrowed to Maturity)                                        NR/AAA         395,695
   356,000     Santa Fe County Office and Training Facilities Project Revenue
               Series 1990, 9.00% due 1/1/02 (Escrowed to Maturity)                                        NR/AAA         420,208
   372,000     Santa Fe County Office and Training Facilities Project Revenue
               Series 1990, 9.00% due 7/1/02 (Escrowed to Maturity)                                        NR/AAA         446,218
   406,000     Santa Fe County Office and Training Facilities Project Revenue
               Series 1990, 9.00% due 7/1/03 (Escrowed to Maturity)                                        NR/AAA         500,894
   443,000     Santa Fe County Office and Training Facilities Project Revenue
               Series 1990, 9.00% due 7/1/04 (Escrowed to Maturity)                                        NR/AAA         559,403
   626,000     Santa Fe County Office and Training Facilities Project Revenue
               Series 1990, 9.00% due 1/1/08 (Escrowed to Maturity)                                        NR/AAA         839,892
   500,000     Santa Fe Gross Receipts Tax Revenue & Improvement, 6.35% due 6/1/02                          A1/AA         508,515
   275,000     Santa Fe Housing Development Corporation Multifamily Revenue Refunding Series
               1993-A, 5.50% due 2/1/04 (Villa Camino Consuela Project)                                      A/NR         281,619
 1,000,000     Santa Fe Industrial Revenue Housing Refunding, 7.25% due 12/1/05
               (Ponce de Leon Project; Guaranteed: Health Care REIT)                                        NR/NR       1,040,910
   250,000     Santa Fe Public School District, 5.20% due 6/15/98                                           A1/NR         252,430
   325,000     Santa Fe Refuse Disposal System Revenue, 5.50% due 6/1/03                                     A/NR         337,951
   370,000     Santa Fe Refuse Disposal System Improvement Net Rev Series 1996-B, 5.50% due 6/1/04           A/NR         384,819
 1,900,000     Santa Fe Improvement Revenue Series 1992-A, 0% due 7/1/02 (Insured: FGIC)                  Aaa/AAA       1,539,228
 1,945,000     Santa Fe Improvement Revenue Series 1992-A, 0% due 7/1/03 (Insured: FGIC)                  Aaa/AAA       1,501,910
 1,945,000     Santa Fe Improvement Revenue Series 1992-A, 0% due 7/1/04 (Insured: FGIC)                  Aaa/AAA       1,396,238
 1,895,000     Santa Fe Improvement Revenue Series 1992-A ,0% due 7/1/05 (Insured: FGIC)                  Aaa/AAA       1,265,708
   500,000     Santa Fe Improvement Revenue Series 1992-A, 0% due 7/1/06 (Insured: FGIC)                  Aaa/AAA         310,445
 1,945,000     Santa Fe Improvement Revenue Series 1992-A, 0% due 7/1/11 (Insured: FGIC)                  Aaa/AAA         828,414
   610,875     Santa Fe Single Family Mortgage Revenue Series 1991, 8.45% due 12/1/11                       Aa/NR         654,669
   780,000     Santa Fe Single Family Mortgage Revenue 5.25% due 11/1/05 (FNMA / GNMA Guaranteed)          AAA/NR         784,040
   420,000     Santa Fe Single Family Mortgage Revenue 6.00% due 11/1/10 (FNMA / GNMA Guaranteed)          AAA/NR         425,271
   675,000     Santa Fe Single Family Mortgage Revenue 6.20% due 11/1/16 (FNMA / GNMA Guaranteed)          AAA/NR         701,291
   875,000     Santa Fe Solid Waste Management Facilites Revenue, 6.10% due 6/1/07                          NR/NR         941,062
   195,000     Santa Rosa Consolidated School District #8 Guadalupe and San Miguel Counties
               General Obligation Series 1991, 7.00% due 8/1/03                                            Baa/NR         205,280
   210,000     Santa Rosa Consolidated School District #8 Guadalupe and San Miguel Counties
               General Obligation Series 1991, 7.00% due 8/1/04                                            Baa/NR         221,355
   285,000     Socorro Health Facilities Refunding Revenue, 6.00% due 5/1/08,
               (Evangelical Lutheran Good Samaritan Project; Insured: AMBAC)                              Aaa/AAA         308,949
 1,665,000     Taos County Local Hospital Gross Receipts Tax Revenue Series 1992, 6.125% due 12/1/01
               (Insured: Asset Guaranty)                                                                    NR/AA       1,760,221
   270,000     Torrance County Environmental Revenue Series 1992, 6.875% due 6/1/03                         NR/NR         276,653
   100,000     University of New Mexico Higher Educational Revenue, 7.50% due 6/1/00                        A1/AA         107,580
 1,105,000     Villa Hermosa Multi Family Housing Revenue, 5.85% due 11/20/16 (GNMA Guaranteed)            NR/AAA       1,114,216
   500,000     U.S. Virgin Islands Public Finance Authority, 7.70% due 10/1/04                            Baa/BBB         533,990
 1,000,000     U.S. Virgin Islands Public Finance Authority Revenue Refunding Series A,
               6.90% due 10/1/01                                                                            NR/NR       1,079,050
   330,000     U.S. Virgin Islands Public Finance Authority, Series 1992-A, 7.00% due 10/1/02               NR/NR         361,795
 1,175,000     U.S. Virgin Islands Special Tax General Obligation Series 1991, 7.75% due 10/1/06
               (Hugo Insurance Claims Fund Project)                                                         NR/NR       1,289,527
 2,885,000     U.S. Virgin Islands Water & Power Authority Series A, 7.40% due 7/1/11                       NR/NR       3,117,358
 1,385,000     Western New Mexico University System Revenue Series 1995, 7.75% due 6/15/19,
               prerefunded 6/15/04                                                                         Baa/NR       1,650,172


                  TOTAL INVESTMENTS (Cost $138,275,052)                                                              $144,965,168

                  + Credit ratings are unaudited.
                  See notes to financial statements.

       i n d e p e n d e n t a u d i t o r ' s r e p o r t

To the Board of Trustees and Shareholders
Thornburg New Mexico Intermediate Municipal Fund
Santa Fe, New Mexico


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg New Mexico Intermediate Municipal Fund, series of Thornburg Investment Trust as of September 30, 1997; the related statement of operations, the statement of changes in net assets, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Thornburg New Mexico Intermediate Municipal Fund as of September 30, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.